Mergers with First National Bank of Liberal and Adams Dairy Bank December 18, 2017 NASDAQ: EQBK Exhibit 99.2

This presentation contains “forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, future events and Equity Bancshares, Inc.’s (“Equity”) financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2017 and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Special Note Regarding Forward Looking Statements

Additional Information for Investors and Shareholders Important Additional Information This communication shall not constitute an offer to sell, a solicitation of an offer to sell, or the solicitation or an offer to buy any securities. Investors and security holders are urged to carefully review and consider Equity’s public filings with the SEC, including but not limited to its Annual Reports on Form 10-K, its proxy statements, its Current Reports on Form 8-K and its Quarterly Reports on Form 10-Q. The documents filed by Equity with the SEC may be obtained free of charge at Equity’s investor relations website at investor.equitybank.com or at the SEC’s website at www.sec.gov. Alternatively, these documents, when available, can be obtained free of charge from Equity upon written request to Equity Bancshares, Inc., Attn: Investor Relations, 7701 East Kellogg Drive, Suite 300, Wichita, Kansas 67207 or by calling (316) 612-6000. In connection with the proposed merger transactions, Equity (i) intends to file a registration statement on Form S-4 with the SEC that will include a proxy statement of Kansas Bank Corporation (“KBC”) and a prospectus of Equity, and (ii) intends to file a registration statement on Form S-4 with the SEC that will include a proxy statement of Adams Dairy Bancshares, Inc. (“ADB”) and a prospectus of Equity, and (iii) will file other documents regarding the proposed KBC and ADB merger transactions with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE ENTIRE APPLICABLE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER TRANSACTIONS. The applicable proxy statement/prospectus will be sent to the stockholders of each institution seeking the required stockholder approvals. Investors and security holders will be able to obtain the registration statements and the proxy statement/prospectuses free of charge from the SEC’s website or from Equity by writing to the address provided above. Equity, KBC, and ADB and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from their respective stockholders in connection with the proposed merger transactions. Information about Equity’s participants may be found in the definitive proxy statement of Equity relating to its 2017 Annual Meeting of Stockholders filed with the SEC on March 22, 2017. The definitive proxy statement can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants will be included in the proxy statement and other relevant documents regarding the proposed mergers.

As of 12/15/17 market closing Per FactSet Research Systems, as of 12/15/17 Tangible book value per share as reported at 9/30/17 Includes shares issued in connection with EQBK’s November 2017 acquisitions of Eastman National Bancshares, Inc. and Cache Holdings, Inc. Equity Bancshares, Inc. – About Us

EQBK (Nasdaq ticker) $3.0 Billion Total Assets (1) $513 Million Market Cap (2) (as of 12/15/17) Deposit franchise: Kansas (18 branches with $934mm in deposits)(3) Missouri (14 branches with $547mm in deposits)(3) Arkansas (5 branches with $350mm in deposits)(3) Oklahoma (5 branches with $510mm in deposits)(1)(3) Partnerships with FNB Liberal and Adams add: SW KS & KC (6 branches with $392mm in deposits)(3)(4) Acquisitions, repositioning and organic growth are key elements of the EQBK strategy History of strong asset quality Successfully integrated 15 acquisitions (Since 2003) Executive officers and directors beneficially own approximately 14.1% Completed Initial Public Offering in November 2015 ($50.2 million) 2015 Best In Business winner, Wichita Business Journal 2013 and 2014 Best Places to Work, Wichita Business Journal Equity Bancshares, Inc. – Company Profile Source: SNL Financial, EQBK Management provided information, and the Wichita Business Journal Pro forma for EQBK’s November 2017 acquisitions of Cache Holdings, Inc. and Eastman National Bancshares, Inc. Includes shares issued in connection with EQBK’s November 2017 acquisitions of Eastman National Bancshares and Cache Holdings Per SNL Financial and the 2017 FDIC Summary of Deposits; data as of 6/30/17 Deposits to be added with the announced mergers with First National Bank of Liberal and Adams Dairy Bank Current Footprint (42 Branches)

Performance Growth in Commercial Banking Franchise Commercial banking customers (70% of loans) Three metro markets and four-state presence Manufacturing, transportation, business Strong Operating Performance Delivered earnings and EPS growth Above peer asset quality through cycles Leveraging infrastructure to achieve efficiencies Proven M&A Acquirer and Integrator Successful track record Disciplined merger metrics Ability to integrate, operate and enhance revenue Growth Oriented Business Plan Focus on commercial banking Continue organic and acquisition initiatives Leverage efficient, scalable infrastructure Enhance revenue through identified synergies Hire talented, entrepreneurial employees Continue offering sophisticated, improved and customized banking products Market Opportunity Numerous acquisition opportunities Gathering low cost deposits and deploying into our growing target lending markets Management Team & Board Strength Large bank experience with community bank care Success in attracting clients from larger banks Deep alignment with shareholders C-Suite and top-line managers have significant ownership Top-shelf credit culture Core Components of EQBK’s Story Opportunity

Unemployment Rates(1) Kansas: 3.0% Missouri: 2.5% Arkansas: 3.2% Oklahoma: 4.1% USA: 3.9% Footprint 48 branches in 25 counties across 4 states Strong strategic positioning, with branches along I-70 and I-35 Branches clustered around key areas such as Wichita, Topeka, Kansas City, Tulsa, South/West Kansas, North Arkansas and North Oklahoma Total population of current markets served of 5.0 million Median household income of $52,130 Key Industries Transportation Manufacturing Healthcare Agriculture Pro Forma Footprint & Demographics Source: SNL Financial & The Nielsen Company Unemployment rate as of October 2017 EQBK First National Bank of Liberal (5) Adams Dairy Bank (1)

Merger with First National Bank of Liberal/Hugoton (Kansas Bank Corporation)

FNB Footprint Selected Financial Highlights (1) Overview First National Bank of Liberal is headquartered in Liberal, KS Founded in 1900 and operates four branches in Liberal with an additional branch in Hugoton, KS Attractive core deposits in stable markets Expansion of Western Kansas footprint High profitability, with attractive ROAA and ROAE Kansas Bank Corp. insider ownership remains invested in EQBK First National Bank of Liberal (5) First National Bank of Liberal - Overview Dollars in thousands. Source: SNL Financial Data included in Selected Financial Highlights is at the bank level at or for the last twelve months ended 9/30/17, unless otherwise noted; per SNL Financial Core deposits defined as all deposits, excluding CDs (Brokered deposits + listing service deposits) / Total Deposits Total Assets 310,079 $ Gross Loans 169,948 Deposits 274,298 Loans / Deposits 62.0% % Core Deposits (2) 75.1 Wholesale Funding (%) (3) 0.0 Total Bank Level Equity 30,923 $ ROAA 1.04 % ROAE 10.59 Net Interest Margin 3.23 Efficiency Ratio 58.73 NPAs excl. TDRs / Assets 0.06 % NPAs excl. TDRs / Loans + OREO 0.10 NCOs / Average Loans (0.05) Reserves / NPLs (excl. TDRs) NM Reserves / Loans 1.08 % Total Equity / Assets 9.97 % CET1 Ratio 15.42 Total Capital Ratio 16.33

Southwest Kansas Market Presence Logical market expansion West of Wichita home office and South of 2017 Western Kansas expansion EQBK gains entry into southwest Kansas Meaningful addition to Kansas footprint of 18 current bank offices 64 basis point cost of deposits including 70% signature deposits Seward County (Kansas) EQBK First National Bank of Liberal (5) FNB of Liberal – Deposit Market Share Source: SNL Financial, deposit data per FDIC summary of deposits as of June 30, 2017

FNB of Liberal – Liberal, Kansas Market

Liberal & Hugoton, KS

- **FNB of Liberal is headquartered in Liberal and operates within Seward County and Stevens County**
  - FNB of Liberal market share rank: #1 (57%)
- **Seward County has a median household income of $51,377, with 46% of households with income of greater than $50,000 and 5% greater than $150,000.**
- **Retail distribution center for consumers from five states: Kansas, Oklahoma, Texas, Colorado, New Mexico**
- **Economy primarily agricultural with ag business support. Beef industry, including ranches, feedlots and packing plants is a driver of local economy.**
- **Liberal home to Southwest Regional Medical Center and Seward County Community College**

Notable Employers

National Beef®

Southwest Medical Center

BJ's

SC

LIBERAL USD 480 EDUCATIONAL EXCELLENCE

Sources: SNL Financial, Fiserv BancIntelligence, cityofliberal.org
Note: Deposit data per the 2017 FDIC Summary of Deposits.

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Transaction Overview

Structure	▪ EQBK to acquire 100% of Kansas Bank Corporation ▪ First National Bank of Liberal is expected to be merged into Equity Bank in Q2 2018
Purchase Price	▪ Deal value: Approximately $45.1 million[(1)] ▪ Consideration: 820,904 shares of EQBK Class A common stock and $16.8 million in cash (~ 63% stock / 37% cash) [(1)]
Valuation Multiples	▪ P/TBV = 141% based on September 30, 2017 tangible book value at announcement[(1)(2)] ▪ ~17.0x LTM earnings, 11.1x 2018 earnings est. incl. cost saves[(1)(2)] ▪ Core deposit premium of 6.3% at announcement[(1)(2)]
Social	▪ Ownership Split (at announcement): 95% EQBK / 5% FNB of Liberal ▪ FNB of Liberal CEO and key executive managers to be retained
Required Approvals & Expected Closing	▪ Customary regulatory approval ▪ FNB of Liberal shareholder approval ▪ Q2 2018
Capital Ratios	▪ Remain well-capitalized based on all regulatory capital ratios

(1) Assumes EQBK price of $34.49

(2) Source: EQBK Management and Kansas Bank Corporation Management; Kansas Bank Corp. tangible book value is consolidated and as of 9/30/17; LTM earnings are for the last twelve months ended 9/30/17

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Financially Attractive Structured within EQBK’s merger metrics and discipline $0.06 EPS Accretive in 2018 and $0.10 EPS Accretive in 2019 1.8% dilutive to tangible book value with a TBV earnback of 2.8 years using the crossover method 16%+ IRR Low-Risk Profile Similar customer approach, credit cultures and operating styles Retention of key local management team members Comprehensive due diligence, no concentration concerns, including CRE Strong pro forma capital ratios Cost savings primarily from operating redundancies Strategic Value FNB of Liberal is a high-performing community bank, ranking No. 1 in deposit market share in region Entry into Southwest KS market with high-quality, low-cost core deposits Leverages EQBK operating platform and back office support Strong credit quality, and similar credit philosophy Compelling Strategic Partnership

Cost Savings Expected annual non-interest expense savings of approximately 23%, or approximately $1.1 million, with 100% being achieved during 2018 Revenue Enhancements Identified, but none included in pro forma projections One-time Merger Related Costs Approximately $6.1 million pre-tax Loan Credit Mark Gross ($3.2 million); Net of ALLL ($1.4 million) Core Deposit Intangible 1.25% amortized over 10 years using SOYD methodology Other Purchase Accounting Adjustments $0.4 million interest rate discount on loan portfolio $0.8 million interest rate discount on deposits Operation and Conversion Kansas Bank Corporation will merge, convert and integrate into Equity during Q2 2018 Pre-closing Condition FNB of Liberal to deliver minimum common equity of $29.3 million (1) Key Transaction Assumptions Inclusive of FNB of Liberal ‘s portion of one-time merger related costs

Merger with Adams Dairy Bank (Adams Dairy Bancshares, Inc.)

Adams Footprint Selected Financial Highlights (1) Overview Adams Dairy Bank is headquartered in Blue Springs, Mo. Operates one branch in the Kansas City MSA Adjacent to existing Equity KC footprint Strong profitability, ROAA and ROAE Attractive expansion of a growing and dynamic metro market High-caliber, long-tenured, management team Adams Dairy Bank (1) Dollars in thousands. Source: SNL Financial Data included in Selected Financial Highlights is at the bank level at or for the last twelve months ended 9/30/17, unless otherwise noted. Core deposits defined as all deposits, excluding jumbo CDs Adams Dairy Bank – Overview Total Assets 126,749 $ Gross Loans 90,783 Deposits 102,193 Loans / Deposits 88.8% % Core Deposits (2) 72.0% Total Bank Level Equity 11,693 $ ROAA 0.85 % ROAE 9.32 Net Interest Margin 3.71 Efficiency Ratio 62.39 NPAs excl. TDRs / Assets 0.82 % NPAs excl. TDRs / Loans + OREO 1.14 NCOs / Average Loans 0.66 Reserves / NPLs (excl. TDRs) 88.23 % Reserves / Loans 1.01 Total Equity / Assets 9.23 % CET1 Ratio 13.24 Total Capital Ratio 14.28

KC Market Presence Logical market expansion Blue Springs adjacent northeast of Lee’s Summit, Mo. EQBK gains additional market within KC MSA Meaningful market entry via a rapidly expanding franchise Attractive core deposit base Blue Springs, MO EQBK Adams Dairy Bank (1) Adams Dairy Bank – Deposit Market Share Source: SNL Financial, deposit data per the 2017 FDIC Summary of Deposits

Adams Dairy Bank – Kansas City Market

Jackson County, Mo. And Blue Springs, Mo.

- **Blue Springs, Missouri, with population of 54,431, is No. 8 Kansas City MSA suburb ranked by population, with Mass Middle Class consumer profile as largest segment.**
  - Adams Dairy deposit market share rank in Blue Springs, MO: #5 (10.35%)
- **Blue Springs neighbors Independence, Mo. And Lee's Summit, Mo., with easy commuter access to downtown KC via I-70.**
- **Adams Dairy Landing on Adams Dairy Parkway is major retail shopping draw for Independence, Blue Springs, and Lee's Summit**
- **Jackson County population of 697,681 and median HHI of 52,980. Median HHI expected to increase by 10.50% from 2018-2023.**
- **Jackson County grew by 3.90% from 2010 through 2018**
- **Kansas City MSA's economy is diverse, with numerous industries accounting for significant employment**
  - Healthcare, Telecom, Professional Services, Federal Government, Technology, Transportation, and Wholesale Retail/Trade

Notable Employers

GARMIN, Cerner, Sprint, Hallmark, YRC Freight, BSSD, HCA Midwest Health, Centerpoint Medical Center, Orbital ATK, H&R Block

Sources: SNL Financial, Fiserv BancIntelligence, bluesspringsgov.com, edckc.com, inedc.biz, bizjournals.com/kc
Note: Deposit data per the 2017 FDIC Summary of Deposits.

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Transaction Overview

Structure	▪ EQBK to acquire 100% of Adams Dairy Bancshares, Inc. ▪ Continues EQBK strategy of community bank consolidation ▪ Adams Dairy Bank is expected to be merged into Equity Bank in Q2 2018
Purchase Price	▪ Deal value: Approximately 15.8 million[(1)] ▪ Exchange Ratio: 0.4791 EQBK shares and $5.51 in cash ▪ Consideration: 344,131 shares of EQBK Class A common stock and $4.0 million in cash (75.0% stock / 25.0% cash) [(1)]
Valuation Multiples	▪ P/TBV = 153% based on September 30, 2017 tangible book value at announcement[(1)(2)] ▪ ~16.7x LTM earnings, 9.4x 2018 earnings est. incl. cost saves[(1)(2)] ▪ Core deposit premium of 7.4% at announcement[(1)(2)]
Social	▪ Ownership Split (at announcement): 98% EQBK / 2% Adams Dairy ▪ Integrate into existing Kansas City market
Required Approvals & Expected Closing	▪ Customary regulatory approval ▪ Adams Dairy shareholder approval ▪ Q2 2018
Capital Ratios	▪ Remain well-capitalized based on all regulatory capital ratios

(1) Assumes EQBK price of $34.49
(2) Source: EQBK Management and Adams Dairy Management; Adams Dairy tangible book value is consolidated and as of 9/30/2017; Adams Dairy LTM earnings are for the last twelve months ended 9/30/2017

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Financially Attractive Structured within EQBK’s merger metrics and discipline $0.03 EPS Accretive in 2018 and $0.05 EPS Accretive in 2019 0.5% dilutive to tangible book value with a TBV earnback period of 2.7 years using the crossover method 17%+ IRR Low-Risk Profile Similar customer approach, credit cultures and operating styles Long-term management team members Comprehensive due diligence, no concentration concerns, including CRE Strong pro forma capital ratios Cost savings primarily from operating redundancies Strategic Value Expands Equity footprint in the Kansas City MSA – EQBK’s largest metro market Core deposits and quality loan production Leverages EQBK operating platform and back office support With pro forma deposits of nearly $400 million, deal would make Kansas City EQBK’s largest market presence Compelling Strategic Partnership

Cost Savings Expected pre-tax non-interest expense savings of approximately 32%, or approximately $0.7 million in 2018 and $1.0 million in 2019, with 100% being achieved in 2018 Revenue Enhancements None included in pro forma projections One-time Merger Related Costs Approximately $2.8 million pre-tax Loan Credit Mark Gross ($1.2 million); Net of ALLL (-$0.1 million) Core Deposit Intangible 1.50% amortized over 10 years using SOYD methodology Other Purchase Accounting Adjustments $0.3 million interest rate mark on loan portfolio $0.1 million interest rate mark on securities $0.5 million mark on OREO $0.2 million interest rate mark on deposits Operation and Conversion Adams Dairy Bancshares, Inc. will merge, convert and integrate into Equity during Q2 2018 Pre-closing Condition Adams Dairy to deliver minimum common equity of $9.7 million Key Transaction Assumptions

Combined Summary Impact

Pro Forma Footprint EQBK (42) First National Bank of Liberal (5) Adams Dairy Bank (1)

EPS Impact ~4% accretive in 2018 ($0.09) ~5% accretive in 2019 ($0.14) Tangible Book Value Impact ~2.5% dilutive to tangible book value at close Tangible book value earn-back period estimated to be approximately 2.7 years, using the cross-over method Pro Forma Consolidated Capital ~8.2% Tangible Common Equity / Tangible Assets ~8.9% Tier 1 Leverage Ratio ~11.2% Common Equity Tier I Capital Ratio ~12.1% Total Risk-Based Capital Ratio Pro Forma Highlights Total assets of $3.5 billion Total deposits of $2.8 billion Well-diversified loan portfolio; Loan to deposits of 83% Improved core deposit profile and reduction of deposit costs Pro Forma Financial Impact

EQBK Stand Alone FNB of Liberal Stand Alone Adams Dairy Stand Alone Pro Forma Loan Mix Deposit Mix Total: $2,037 million Total: $170 million Total: $91 million Total: $2,297 million Total: $2,366 million Total: $274 million Total: $102 million Total: $2,743 million Yield on Loans: 5.40% Yield on Loans: 5.18% Yield on Loans: 5.00% Cost of Deposits: 0.69% Cost of Deposits: 0.64% Cost of Deposits: 0.52% Yield on Loans: 5.37% Cost of Deposits: 0.68% Pro Forma Loan & Deposit Composition Source: SNL Financial Note: EQBK loan and deposit data per SNL Financial as of 9/30/2017. Yield and cost for 3Q’17, Pro forma for Eastman National Bancshares, Inc. and Cache Holdings, Inc. Note: FNB Liberal and Adams Dairy loan and deposit data per bank-level regulatory filings as of 3/31/2017. Yield and cost for 3Q’17 Loans / Deposits: 86.1% Loans / Deposits: 62.0% Loans / Deposits: 89.2% Loans / Deposits: 83.7%

Shareholders Strategically and financially attractive transactions Successful Board and Management teams with strong community ties Improved liquidity for FNB Liberal and Adams Dairy shareholders Opportunity for increased shareholder value for all companies Customers Community banking model with a focus on serving local clients Additional branch network presence in Kansas and Kansas City Ability to provide enhanced products and services with larger lending limits Community bank market leader in Southwest Kansas Employees Similar cultures and markets allows for a simplified employee transition Key personnel to lead markets and join Equity’s leadership teams Long-term dedicated management and leadership teams Larger size increases public identity and recruiting capability Benefits to the Combined Shareholders

FNB Liberal and Adams Dairy Bank join franchise allowing for continued growth and development of products and services in community markets and metropolitan markets Second consecutive dual-track merger, demonstrating discipline and commitment to execution in diverse range of markets Strategic acquisitions that enhance franchise value through expansion of existing Kansas footprint and development of Kansas City metro area, consistent with business plan and shareholder value proposition Clear execution pathway combined with compelling transaction economics with attractive EPS accretion and anticipated shareholder returns Integration experience and retention of experienced and talented local management minimizes execution risk Well-positioned for future opportunities Summary

Supplemental Information

Continue Building Value via Strategic Execution

Phase I
Start-Up
2003 - 2007

2003-2004
Acquisition of National Bank of Andover
Rebrand as Equity Bank

2005
Purchase of 2 Wichita branches from Hillcrest Bancshares

2006
Acquisition of Charter of FNB of Sarcoxie, MO
Acquisition of Mortgage Centre, LC
Opened 2 branches in MO

2007
Signature Bank KC acquisition

Phase II
Growth
2008 - 2011

2008
Ellis State Bank acquisition (Ellis/Hays)
Branch opened in Lee's Summit, MO

2009
$8.8mm of TARP issued
Opened 2 branches in Overland Park, KS

2010
$20.0mm Capital Raise to fund growth

2011
Repaid TARP with SBLF
Purchase of 4 branches from Citizens Bancshares (Topeka)

Phase III
Leverage Infrastructure Profitably
2012 - present

2012
First Community Bancshares (FCB) acquisition
$20.4mm Capital Raise

2013
Integrate FCB and double earnings. CFO and CRO roles filled.
Implement Repositioning Initiatives

2014
Repurchased 1.3mm shares
Refinanced TARP with Loan
Close/Sell 3 branches & opened Wichita branch

2015
First Indep. (FFSL) acquisition
IPO

2016
Community First (CFBI) merger
Completed $35.4mm private placement capital raise (PIPE)

2017
Prairie State, Eastman National, and Patriot Bank mergers

2017-18
First National Bank Liberal/Hugoton
Adams Dairy Bank® Bank Local.

	*	**	***
Total Assets	$287mm	$610mm	$3.5bn
ROA	0.49%	0.46%	1.00%+

Note: Yellow shading indicates M&A activity; gray shading indicates capital activity
* Data as of 12/31/2007. ** Data as of 12/31/2011. *** Data as of 3/31/2018, pro forma for KBC and Adams transactions.
Source: Company management

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FNB of Liberal – Financial Highlights Source: SNL Financial Note: Bank level data used

Source: SNL Financial Note: Bank level data used Note: Income metrics are not adjusted for S-Corp status Adams Dairy Bank – Financial Highlights

EQBK – Financial Highlights Source: SNL Financial and FactSet`

EQBK's Professional Board

Gary Allerheiligen	Accounting	CPA Advisor, Retired Partner, Grant Thornton (KS)
Jim Berglund	Banking	Bank Advisor, Retired President / CEO Sunflower Bank (KS)
Dan Bowers		Former Secretary & Vice Chairman of Community First Bancshares, Inc.
Michael Downing		Former Ellis State Bank President (KS)
Brad Elliott		Chairman / CEO of Equity Bancshares, Inc. (KS)
Greg Kossover		CFO Equity Bancshares, Former CEO, Value Place, LLC (KS)
Jerry Maland		Former Chairman, President & CEO of Community First Bancshares, Inc.
Roger Buller		Investment Advisory – SVP / Regional Manager, Benjamin F. Edwards & Co. (KS)
Greg Gaeddert	Investment Professionals	Managing Partner, B12 Capital Partners, LLC (KS)
Shawn Penner		Owner, Shamrock Advisors, Inc. (KS)
Jeff Bloomer	Power & Energy	President and COO, Sunrise Oilfield Supply Company (KS)
P. John Eck	Insurance	Owner, AGV Corp., Eck Agency, Inc. (KS)
Randee Koger	Law	Attorney / Partner, Wise & Reber, L.C. (KS)
Harvey Sorensen		Attorney / Partner, Foulston Siefken LLP (KS)

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BRAD ELLIOTT Chairman & CEO Founded Equity Bank in 2002 Served as Regional President of Sunflower Bank prior to forming Equity Bank More than 25 years of banking experience GREG KOSSOVER Chief Financial Officer Has served as CFO since 2013 and as a Board Director since 2011 Previously served as president of Physicians Development Group and CEO of Value Place, LLC, growing the latter to more than 150 locations in 25 states WENDELL BONTRAGER President, Equity Bank Joined Equity Bank February 2017 Previously Region President of Old National Bank (IN), EVP with Tower Bank (IN) More than 25 years of banking experience Experienced Management Team

Team Member Role Years with EQBK Years in Banking Patrick Harbert EVP, Community Markets, Sales & Service 13 22 Julie Huber EVP, Strategic Initiatives 13 23 Jennifer Johnson EVP, Chief Operations Officer 5 31 Rolando Mayans EVP, Chief Risk Officer 9 24 Beth Money EVP, Retail Banking Director 8 27 Scott Smits EVP, Chief Credit Officer 1 30 John Blakeney EVP, Chief Information Officer 1 25 Patrick Salmans SVP, Human Resources Director 5 21 Mark Parman SVP, President - Kansas City 4 36 John Hanley SVP, Director of Marketing & Investor Relations 4 13 Jeremy Machain SVP, President – Wichita 8 14 Ann Main SVP, President – Ozark Mountain (Arkansas) 1 37 Michael Bezanson SVP, President - Tulsa 1 30 EQBK Team has 396+ Years of Combined Banking Experience Strategic Planning Team

Footprint & Targets